Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2023, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2023
2024	22
2025	33
2026	33
2027	11
2028	13
Thereafter	60
Total	172